UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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Kogeto, Inc.
(Name of Registrant as Specified in Its Charter)

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KOGETO, INC.
51 Wooster Street, 2nd Floor
New York, New York 10013
(646) 490-8169

January __, 2015

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, December __, 2014, that our board of directors has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on December 15, 2014, to approve the Kogeto, Inc. 2014 Equity Incentive Award Plan, approved by our directors on November 4, 2014, with a total of 5,433,945 shares authorized for issuance under the 2014 Equity Incentive Award Plan.

As of the record date, 41,061,208 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Our executive officers, directors and largest stockholders have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We appreciate your continued support and confidence in our company.

Very truly yours,

Jeff Glasse
Founder, Chairman and Chief Executive Officer

KOGETO, INC.
51 Wooster Street, 2nd Floor
New York, New York 10013
(646) 490-8169

INFORMATION STATEMENT

JANUARY __, 2015

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY.

This information statement is furnished to the holders of record at the close of business on the record date, December __, 2014, to inform our stockholders that our board of directors has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on December 15, 2014, to approve the Kogeto, Inc. 2004 Equity Incentive Award Plan, approved by our directors on November 4, 2014, with a total of 5,433,945 shares authorized for issuance under the 2014 Equity Incentive Award Plan.

As of the record date, 41,061,208 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Our executive officers, directors and largest stockholders have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

This information statement will be sent on or about January __, 2015, to our stockholders of record who did not sign the majority written consent described in this information statement.

VOTING SECURITIES

In accordance with our by-laws, our board of directors has fixed the close of business on December __, 2014, as the record date for determining the stockholders entitled to notice of the above corporate action. The 2014 Equity Incentive Award Plan will be approved if the number of votes cast in favor of the proposed corporate action exceeds the number of votes cast in opposition to the proposed corporate action. A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

As of the record date, 41,061,208 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The common stock is our only currently outstanding voting security.

Ten of our stockholders, including three current and former executive officers, one director and six of our largest stockholders, voted for the approval of the 2014 Equity Incentive Award Plan. These stockholders beneficially own an aggregate of 22,314,238 outstanding shares of our common stock, representing 54.3% of our outstanding shares. As a result of requirements under applicable federal securities and state law, the stockholder consent will not be effective, and therefore the approval of the 2014 Equity Incentive Award Plan cannot occur, until at least 20 calendar days after this information statement is sent or given to our stockholders of record as of the record date.

Distributions and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters’ Rights

Nevada law does not provide for dissenters’ rights in connection with the approval of the corporate action described in this information statement.

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STOCKHOLDER RESOLUTION

Adoption of 2014 Equity Incentive Award Plan

On November 4, 2014, our board of directors approved the adoption of a new Kogeto, Inc. 2014 Equity Incentive Award Plan (the “Plan”) and, on December 15, 2014, the holders of a majority of the voting power of our outstanding common stock approved the adoption of the Plan. The Plan allows for the issuance of up to 5,433,945 shares of our common stock for award grants (all of which can be incentive stock options). The Plan provides equity-based compensation through the grant of cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and other stock-based awards.

We believe that an adequate reserve of shares available for issuance under the Plan is necessary to enable us to attract, motivate and retain key employees and directors and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of our company.

To date, stock options to purchase an aggregate of 3,306,028 shares of our common stock have been issued under the Plan, subject to the effectiveness of the Plan.

A copy of the Plan is attached to this information statement as Exhibit A, and a summary of the Plan is set forth below. The summary is qualified in its entirety by reference to the Plan.

The Company intends to register the 5,433,945 shares on a registration statement on Form S-8 under the Securities Act of 1933, as soon as is practicable after receiving stockholder approval.

Summary of the Plan

Purpose of the Plan. The Plan is intended as an incentive to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of our business largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of our company and create value for stockholders.

Administration of the Plan. The Plan is to be administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Code. In the event that for any reason the Compensation Committee is unable to act or if the Compensation Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the Plan will be administered by the Board, except to the extent such Board action would have adverse consequences under Section 16 (b) of the Securities Exchange Act or Code Section 162(m).

Subject to the other provisions of the Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, nonqualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the Plan.

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Eligibility. The persons eligible for participation in the Plan as recipients of Awards include employees, consultants and directors to our company or any subsidiary or affiliate of our company. In selecting participants, and determining the number of shares of common stock covered by each Award, the Compensation Committee may consider any factors that it deems relevant.

Shares Subject to the Plan. Subject to the conditions outlined below, the total number of shares of common stock which may be issued pursuant to Awards granted under the Plan may not exceed 5,433,945 shares of common stock. The Plan provides for annual limits on the size of Awards for any particular participant.

In the event of certain corporate events or transactions (including, but not limited to, the sale of all, or substantially all, of our assets or a change in our shares or capitalization), the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Plan, shall substitute or adjust, as applicable, and subject to certain Code limitations, the number and kind of shares of common stock that may be issued under the Plan or under particular forms of Awards, the number and kind of shares of common stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of common stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted. No option shall be exercisable later than the sixth anniversary date of its grant.

SARs. SARs, which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the sixth anniversary date of its grant.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee deems desirable.

Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance share shall have an initial value equal to the fair market value of a share of common stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such Awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee. Each other stock-based award shall be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee.

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Restrictions on Transferability. The Awards granted under the Plan are not transferable and may be exercised solely by a participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Change in Control. The Compensation Committee may provide for the acceleration of the vesting and exercisability of outstanding options, vesting of restricted stock and restricted stock units and earlier exercise of freestanding SARs, in the event of a Change in Control of our company. However, if the Compensation Committee takes no action at the time of the Change in Control, and the initial Award does not otherwise specify, accelerated vesting and exercisability is contingent upon termination of employment by us or by the participant for Good Reason within two years of the Change in Control.

Termination of the Plan. Unless sooner terminated as provided therein, the Plan shall terminate six years from December 15, 2014, the date the Plan was approved by stockholders. The termination of the Plan shall not adversely affect any Awards granted prior to Plan termination.

Amendments to the Plan. The Compensation Committee may at any time alter, amend, modify, suspend or terminate the Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders, options issued under the Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the participant, no modification shall adversely affect an Award under the Plan. The Compensation Committee can not issue any Awards while the Plan is suspended.

Federal Income Tax Consequences

Incentive Options. Options that are granted under the Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of common stock on the exercise date and the exercise price will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds shares of common stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder, who under the plan must notify us of the disposition, may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.

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We are not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of common stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, we will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options. In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of common stock on the date of the exercise. We are generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of common stock is long-term capital gain if the shares are held for at least one year following the exercise. We do not receive an income tax deduction for this gain.

SARs. No taxable income will be recognized by an option holder upon receipt of a stock appreciation right and we will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a stock appreciation right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right and we will generally be entitled to a corresponding tax deduction.

Other Awards. A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient. A recipient of restricted stock may instead, however, elect to be taxed on the fair market value at the time of grant. We will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.

The Plan is generally intended to satisfy the performance-based compensation exception to the limitation on our tax deductions imposed by Section 162(m) of the Code with respect to those grants for which such qualification is available and for which such exception is intended. However, in the event that the Committee deems it advisable to make an award to an employee subject to Code Section 162(m) without having the Award satisfy the requirements of Section 162(m) it may do so. The Plan is designed so that all awards are either exempt from Section 409A of the Code or will satisfy Section 409A of the Code.

Aggregate Past Grants Under the Plan

As of December 15, 2014, awards covering 3,306,028 shares of our common stock have been granted under the Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and restricted stock vesting prior to that date, and any option, unvested restricted stock and restricted stock holdings as of that date.

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Name and Principal Position	Number of Shares Underlying Stock Options	Number of Shares Underlying SARs(1)	Number of Shares Underlying Full Value Awards
Jeff Glasse Founder, Chairman and Chief Executive Officer	2,535,841	-	-
John P. Clark Chief Financial Officer	670,187	-	-
H. David Sherman, Ph. D. Director	50,000	-	-
Roy Pea, Ph. D. Director	50,000	-	-
Total for all current Executive Officers (including the named executive officers identified above)	3,206,028	-	-
Non-Executive Director Group	100,000	-	-
All employees, including all current officers who are not executive officers, as a group	-	-	-

New Plan Benefits

Awards under the Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates, and actual company performance against performance goals established with respect to performance awards, among other things. Consequently, it is not possible to determine the exact benefits or number of shares subject to awards that may be granted in the future to persons eligible for participation in the Plan.

As of December 17, 2014, the fair market value of a share of our common stock was $0.36.

Recommendation

Our board of directors recommends a vote for the approval of the 2014 Equity Incentive Award Plan.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any interest in the matter to be acted upon, as set forth in this information statement (other than eligibility to participate in our 2014 Equity Incentive Award Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

•	each person who beneficially owns 5% or more of our outstanding shares of common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

The address of each of the persons listed below is c/o Kogeto, Inc., 51 Wooster Street, 2nd Floor, New York, New York 10013.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Beneficially Owned (1)

Jeff Glasse	8,210,014	(2)	19.7%

John P. Clark	158,239	(3)	*

Steven Adler	2,026,604	(4)	4.9%

Baytree Capital Partners, LLC	7,868,705	(5)	17.3%

H. David Sherman, Ph. D.	11,805	(6)	*

Roy Pea, Ph. D.	113,048	(7)	*

All directors and executive officers as a group (4 individuals)	8,493,106		20.4%

* Less than 1% of outstanding shares.

(1)	Applicable percentage ownership is based on 41,061,208 shares of common stock outstanding as of December 17, 2014. For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days are deemed to be outstanding and beneficially owned by such person or persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Includes 598,740 shares of common stock issuable upon exercise of stock options (at an exercise price of $0.44 per share) granted under the 2014 Equity Incentive Award Plan, which are exercisable within 60 days.

(3)	Represents 158,239 shares of common stock issuable upon exercise of stock options (at an exercise price of $0.44 per share) granted under the 2014 Equity Incentive Award Plan, which are exercisable within 60 days.

(4)	Represents 1,086,666 shares of common stock held by Financial Summit Ventures, LLC and 939,938 shares of common stock held by Steven Adler, a former executive officer of our company. Mr. Adler holds a controlling interest in Financial Summit Ventures and holds the voting and dispositive power of the shares directly held by Financial Summit Ventures, LLC.

(5)	Represents (a) 3,103,325 shares of common stock held by Baytree Capital Partners, LLC (b) 4,250,000 warrants issued on January 10, 2014 at an exercise price of $0.32 per share and an expiration date of five years from issuance held by Baytree Capital Partners, LLC (c) 250,000 shares of common stock held by Baytree Capital Associates, LLC and (d) 250,000 shares of common stock held by Michael Gardner. Michael Gardner holds a controlling interest in Baytree Capital Partners, LLC and Baytree Capital Associates, LLC and holds the voting and dispositive power of the shares directly held by Baytree Capital Partners, LLC and Baytree Capital Associates, LLC.

(6)	Represents 11,805 shares of common stock issuable upon exercise of stock options (at an exercise price of $0.44 per share) granted under the 2014 Equity Incentive Award Plan, which are exercisable within 60 days.

(7)	Includes 11,805 shares of common stock issuable upon exercise of stock options (at an exercise price of $0.44 per share) granted under the 2014 Equity Incentive Award Plan, which are exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all reports.

COPIES OF PUBLIC FILINGS

We will furnish a copy of our annual report on Form 10-K for the year ended December 31, 2013, our quarterly reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and any exhibit referred to in those filings without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to John P. Clark, our Chief Financial Officer, at 51 Wooster Street, 2nd Floor, New York, New York 10013, telephone (646) 490-8169.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file annual, quarterly and current reports and other information with the SEC. Reports and other information can be inspected and copied at the public reference room maintained by the SEC at 100 F Street, N.E., Room 1580, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for more information about its public reference room. Most of our filings also are available to you free of charge at the SEC’s website at http://www.sec.gov or on our website at http://www.kogeto.com.

By order of the board of directors,

Jeff Glasse
Founder, Chairman and Chief Executive Officer

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EXHIBIT A

KOGETO, INC.

2014 Equity Incentive Award Plan

Article 1
Establishment and Purpose

1.1          Establishment of the Plan. Kogeto, Inc., a Nevada corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2          Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

1.3          Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s By-laws.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)          “Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b)          “Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(c)          “Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

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(d)          “Board” or “Board of Directors” means the Board of Directors of the Company.

(e)          “Cause” means willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Company in its sole discretion.

(f)          “Change in Control” shall be deemed to have occurred if (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (3) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(g)          “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)          “Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(i)          “Consultant” means any consultant or adviser if:

(i)          The consultant or adviser renders bona fide services to the Company;

(ii)         The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

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(iii)        The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

(j)          “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k)          “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

(l)          “Director” means any individual who is a member of the Board of Directors. “Independent Director” means a member of the Board who is not an Employee of the Company.

(m)          “Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(m)(3) of the Code.

(n)          “Dividend Equivalents” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(o)          “Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or of one of the Company’s Subsidiaries. “Employment” means the employment of an Employee by the Company or one of its Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(q)          “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(r)          “Fair Market Value” means the closing price on the applicable tier of the NASDAQ Stock Market (“NASDAQ”), OTC marketplace (“OTC”) or other stock exchange for a Share on the relevant date, or if such date was not a trading day, the immediately preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on NASDAQ, OTC or other stock exchange. In lieu of the foregoing, the Committee may, from time to time, select any other index or measurement to determine the Fair Market Value of Shares under the Plan, including but not limited to an average determined over a period of trading days, in a manner consistent with Section 409A of the Code for Awards subject to Section 409A of the Code, and in a manner consistent with Section 422 of the Code for Incentive Stock Options.

(s)          “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

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(t)          “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(u)          “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v)         “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(w)          “Option” means an option to purchase Shares from the Company. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(x)          “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6 of the Plan.

(y)          “Participant” means an Employee or former Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(z)          “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(aa)         “Performance Criteria” means the criteria provided in Section 8.6.

(bb)         “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(cc)         “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

(dd)         “Plan” means the Kogeto, Inc. 2014 Equity Award Incentive Plan, as it may be amended from time to time.

(ee)         “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(ff)         “Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture.

(gg)         “Restricted Stock Unit” means an Award granted pursuant to Section 7.9.

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(hh)          “Shares” or “Stock” means the shares of common stock of the Company.

(ii)         “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(jj)         “Subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

(kk)         “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(ll)         “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3
Administration

3.1          The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of NASDAQ, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

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3.2           Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals (defined below), (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the sixth anniversary of the Effective Date.

All determinations and decisions made by the Company pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4
Shares Subject to the Plan

4.1          Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 5,433,945 shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,433,945, as adjusted under Sections 4.2 and 4.3.

4.2          Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)          If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

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(b)          Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)          If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3           Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.4           Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 3,000,000 shares, provided that in no event shall any Participant receive one or more Awards of Restricted Stock or Other Stock-Based Awards in excess of 3,000,000 shares of Stock.

Article 5
Eligibility and Participation

5.1           General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

5.2           Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

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Article 6
Stock Options

6.1           Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that no Award of an Incentive Stock Option may be made pursuant to this Plan after the sixth (6th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.

6.2           Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3           Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.

6.4           Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the sixth (6th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the sixth (6th) anniversary date of its grant, except as otherwise provided herein.

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In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)          The expiration date of the Incentive Stock Option.

(b)          One year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)          Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5           Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

6.6           Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ, OTC or other stock exchanges are open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

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Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

6.7           Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8           Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:

(a)          Payment may be made in cash.

(b)          Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c)          If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d)          At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

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If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.

Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

6.9           Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a)          Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b)          Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c)          Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i)          All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii)         In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d)          Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

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(e)          Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10         Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)          During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b)          No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7
Restricted Stock

7.1           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6, herein, with respect to Performance-Based Awards.

7.2           Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3           Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

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7.4           Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5           Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6           Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7           Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8           Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

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7.9           Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Performance-Based Awards

8.1           Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2           Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3           Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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8.4           Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

8.5           Performance Period. The Performance Period is set by the Committee for each Award.

8.6           Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.

The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:

(a)          Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

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(b)          Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(c)          The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(d)          Impacts of acquisitions, dispositions or restructurings on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Performance Criteria.

8.7           Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8           Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.

8.9           Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9
Other Types of Awards

9.1           Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

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9.2           Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3           Dividend Equivalents.

(a)          Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

(b)          Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4           Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5           Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs.  SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.  The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed six (6) years from the date of grant.  SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

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9.6           Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7           Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,000,000.

9.8           Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9           Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10         Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Employment, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

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9.11         Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12         Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13         Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.14         Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10
Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 7.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Article 11
Employee Matters

11.1         Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2         Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

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11.3         Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

Article 12
Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

(a)          Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason”;

(b)          Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason” provided, Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within two years following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;

(c)          Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the Awards for any other reason;

(d)          For purposes of this Plan, “Good Reason” means in connection with a termination of employment by a Participant within two (2) years following a Change in Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

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In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

Article 13
Amendment, Modification, and Termination

13.1         Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond six (6) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

13.2         Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

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13.3         Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14
Withholding

14.1         Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

14.2         Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.9(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

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If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16
Legal Construction

16.1         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4         Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5         Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

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Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6         Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.7         Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of New York with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in New York, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such New York court, and no other, (c) such New York court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such New York court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8         409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

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16.9         No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.10         Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11         Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

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